Ordinary Shares	12 Months Ended
Jun. 30, 2013
Stockholders' Equity Note [Abstract]
Ordinary Shares
16.	Ordinary Shares

On August 7, 2008, the Company’s Board of Directors approved a repurchase of up to $10 million over the following 24 months by the Company’s American Depository Shares (“ADSs”) (the “stock repurchase program”). The timing and amount of repurchase ADSs were determined by the Company’s management based on market conditions, ADS price and other factors, and were subject to the restrictions relating to volume, price and timing under applicable law, including Rule 10b-18 under the Securities Exchange Act of 1934. The approval of Company’s Board of Directors for the stock repurchase program expired on August 6, 2010.

On July 16, 2010, the Company entered into definitive agreements to divest Taiyuan Primalight III Agriculture Development Co., Ltd., or P3A, to Mr. Frank Xue, the president and a director of P3A. As a result of the transaction, Agria acquired from Mr. Xue and cancelled 14,393,400 shares representing 11.5% of its issued and outstanding share capital immediately prior to the transaction.

On March 22, 2013, the Company’s Board of Directors has approved a share buyback program under which the Company may spend up to $10 million to repurchase ordinary shares, either in the form of ordinary shares or American Depositary Shares (ADS) in the open market or in privately negotiated transactions by December 31, 2013, subject to further extension thereof with approval of the Transition Committee. No shares were being repurchased under the program.